SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest                       Commission File Number:
      event reported):                                           1-10210
      AUGUST 23, 1999


                                  eGLOBE, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                    13-3486421
  (State or other jurisdiction                         (IRS Employer
          of incorporation)                         Identification Number)


                        1250 24TH STREET, N.W., SUITE 725
                             WASHINGTON, D.C. 20037

              (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (202) 822-8981


          (Former name or former address, if changed since last report)

                                 NOT APPLICABLE
                                  eGLOBE, INC.

ITEM 5                   OTHER EVENTS

GENERAL

                  This is the second in a series of public  filings with the SEC that eGlobe, Inc. ("the Company") is making in compliance with Nasdaq requirements regarding the listing of the Company on the Nasdaq National Market. The first filing was a Form 8-K filed with the SEC on September 3, 1999; a fuller explanation of the facts and circumstances surrounding the Nasdaq filing requirement is included in the September 8-K, along with pertinent correspondence between Nasdaq and the Company. The 8-K filed by the Company on September 3, 1999 is incorporated herein by reference. Nasdaq does not obligate the Company to amke additional 8-K filings.

LISTING ON THE NASDAQ NATIONAL MARKET

                  In order to maintain its listing on the Nasdaq National Market, Nasdaq requires that the Company make a public filing with the SEC on October 15, 1999 which includes an August 31, 1999 unaudited condensed consolidated balance sheet which evidences, on a pro forma basis, a minimum of $20 million of net tangible assets.

                  In the opinion of the Company and its advisors, the unaudited pro forma condensed consolidated balance sheet included in this Form 8-K meets the $20 million net tangible asset requirement. In consequence, the Company assumes that with this filing it has met all of the higher standards imposed on it by Nasdaq. There is no assurance, however, that Nasdaq will not differ with the Company or impose subsequent or additional requirements. If the Company is unable to meet any requirement, the Company's Common Stock likely would be transferred to the Nasdaq Small Cap Market or the OTC Bulletin Board. Such an event could impair the liquidity of the Common Stock, subject it to price fluctuations, and make future financings or acquisitions by the Company more difficult.

RECENT TRANSACTIONS

         Acquisition of Transaction Support Services and Call Center. On September 20, 1999 the Company acquired control of Oasis Reservations Services, Inc. ("ORS"), a Miami-based transaction support services and call center, from its sole stockholder, Outsourced Automated Services ("Oasis"). ORS provides customer care and transaction support services employing both Internet access and traditional telephone access. ORS supplies outsource services to the travel industry and to eCommerce providers.

         The Company and Oasis formed eGlobe/Oasis Reservations LLC, a limited liability company (the "LLC"), which is responsible for conducting ORS' business operations. The Company manages and controls the LLC and receives 90% of the profits and losses from ORS' business. The LLC was funded by contributions effected by the members under a Contribution Agreement, dated as of September 15, 1999 (the "Contribution Agreement"). The Company issued 1.5 million shares of its Common Stock, valued at $3 million on the date of issuance, as its contribution to the LLC. In addition, the Company contributed certain contingent warrants to purchase additional shares of Company Common Stock to the LLC. Oasis contributed its shares of stock in ORS valued at $2.3 million to the LLC. The acquisition was accounted for using the purchase accounting method of accounting. The preliminary purchase price allocation reflects the preliminary estimates of the fair value of the assets acquired and liabilities assumed based on management's review and third-party appraisals. The final purchase price allocation will be determined as additional information becomes available. See Form 8-K filed on October 5, 1999 for greater detail on this acquisition.

Acquisition of telecommunications infrastructure supplying Latin America. On October 14, 1999, the Company acquired iGlobe, Inc. ("iGlobe"), a wholly owned subsidiary of Highpoint Telecommunications, Inc. Recently established by Highpoint, iGlobe has created an infrastructure supplying telecommunications services, including Internet Protocol ("IP") Services, particularly Voice over IP ("VoIP"), throughout Latin America. With this purchase, the Company acquires critical operating capabilities: licenses to operate in four Latin American countries, twelve reciprocal operating agreements with Latin American carriers, a teleport in Mountain View, California, a transponder lease with coverage of Latin America, and long term leases for international fiber optic cable; international gateway switches located in New York, Los Angeles and Denver, a carrier billing system and IP operating systems compatible with those currently utilized by the Company. iGlobe's network in Latin America complements the network the Company is building in Asia and the rest of the world. The Company purchased iGlobe with convertible preferred stock that is convertible into approximately 3.77 million shares of Company Common Stock after one (1) year. Additionally, the Company assumed approximately $2.8 million of liabilities. This transaction will be reflected in a separate 8-K filing within 15 days of the closing date. The acquisition was accounted for using the purchase method
of  accounting.  The  preliminary  purchase    price  allocation  reflects  the
preliminary estimates of the fair value of the assets acquired and liabilities assumed based on management's review and preliminary third-party appraisals. The final purchase price allocation will be determined as additional information becomes available.

Addition of New Capital. The Company is raising additional equity through the sale of convertible preferred stock to accredited investors, as defined by the Securities Exchange Act of 1934. $2 million has been received in the first closing in this series of convertible preferred stock. The Securities will pay a dividend, annually in arrears, at a fixed rate per annum of 8%. Dividends may be paid in cash or stock at the option of the Investor or, if the investor makes no choice, at the option of the Company. For the purposes of determining the value of any common stock issued for the payment of dividends, the market price per share of the common stock of eGlobe at the time of dividend payment will be used.

The Holders of the preferred stock shall have the right at any time to convert the preferred stock into shares of Common Stock of eGlobe. The stock converts at a percentage of market price at the date of conversion but within in a range between 101% and 150% of market price at the time the preferred is purchased.

The Securities shall automatically convert into shares of Common Stock of eGlobe upon any one of the following events: the Common Stock of eGlobe trades at or above a price per share of $6 for 15 consecutive trading days; eGlobe completes a public offering of equity securities with proceeds in excess of $25 million.

Goodwill Adjustments based on asset appraisals of acquisitions. The Company has obtained appraisals from independent appraisers of the assets of IDX International, Inc. ("IDX") and UCI Tele Networks, Ltd. ("UCI"). These companies were acquired in December 1999 and the preliminary purchase price allocations were subject to final appraisals as well as the resolution of certain contingencies. These appraisals resulted in a net reclassification of approximately $4.9 million of IDX goodwill and $0.6 million of UCI goodwill to other identifiable intangibles. These reclassifications are reflected on the August 1999 unaudited condensed consolidated balance sheet. The final purchase price allocations are still subject to the resolution of certain contingencies.


UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  eGLOBE, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF AUGUST 31, 1999


                                                            eGlobe
                                                          As of 8/31/99      Adjustments             Pro Forma
                                                         --------------     -------------            ----------
ASSETS
CURRENT
 Cash and cash equivalents                                $  1,671,000     $  2,003,000 (1),(3)     $  3,674,000
 Accounts receivable, net                                    8,284,000          483,000 (1)            8,767,000
 Other current assets                                        1,310,000        1,092,000 (1),(2)        2,402,000
                                                          -------------    ------------              ------------
TOTAL CURRENT ASSETS                                        11,265,000        3,878,000               14,843,000
                                                          -------------    ------------              ------------
PROPERTY AND EQUIPMENT, NET                                 17,853,000        6,248,000 (1),(2)       24,101,000
GOODWILL, NET                                                8,284,000        1,496,000 (2)            9,780,000
OTHER INTANGIBLES, NET                                      16,633,000        4,400,000 (1),(2)       21,033,000
OTHER ASSETS                                                 1,450,000        1,950,000 (2)            3,400,000
                                                          -------------    ------------              ------------
TOTAL ASSETS                                             $  55,485,000    $  17,972,000             $ 73,157,000
                                                          -------------    ------------              ------------

LIABILITIES, REDEEMABLE PREFERRED STOCK, MINORITY INTEREST IN LLC AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                                        $  7,734,000      $   415,000 (1),(2)     $  8,149,000
  Accrued expenses                                           8,009,000                -                8,009,000
  Notes payable principally related to acquisitions          1,125,000                -                1,125,000
  Note payable and current maturities of long-term debt      7,286,000        1,251,000 (2),(4)        8,537,000
  Other current liabilities                                  2,637,000          546,000 (1),(2)        3,183,000
                                                          -------------    ------------              ------------
TOTAL CURRENT LIABILITIES                                   26,791,000        2,212,000               29,003,000
                                                          -------------    ------------              ------------
LONG-TERM DEBT, NET OF CURRENT  MATURITIES                   8,586,000         (331,000)(2),(4)        8,255,000
                                                          -------------    ------------              ------------
TOTAL LIABILITIES                                           35,377,000        1,881,000               37,258,000
                                                          -------------    ------------              ------------
REDEEMABLE PREFERRED STOCK                                   3,036,000       (3,036,000)(5)                   -
                                                          -------------    ------------              ------------
MINORITY INTEREST IN LLC                                           ___        2,268,000 (1)            2,268,000
                                                          -------------    ------------              ------------
STOCKHOLDERS' EQUITY
   Preferred stock                                               2,000                -                    2,000
   Common stock                                                 21,000                -                   21,000
   Additional paid-in capital                               67,513,000       18,679,000 (6)           86,192,000
   Stock to be issued                                        4,269,000                -                4,269,000
   Accumulated deficit                                     (54,922,000)      (2,120,000)(6)          (57,042,000)
   Accumulated other comprehensive loss                        189,000              ___                  189,000
                                                          -------------    ------------              ------------
TOTAL STOCKHOLDERS' EQUITY                                  17,072,000       16,859,000               33,631,000
                                                          -------------    ------------              ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $  55,485,000    $  17,972,000            $  73,157,000
                                                          -------------    ------------              ------------

See notes to the unaudited pro forma condensed consolidated balance sheet.

                                  eGLOBE, INC.
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

The transactions described in Item 5, "Other Transactions," are discussed below:

(a) On September 20, 1999 the Company acquired control of Oasis Reservations Services, Inc. ("ORS"), a Miami-based transaction support services and call center, from its sole stockholder, Outsourced Automated Services ("Oasis"). The Company and Oasis formed eGlobe/Oasis Reservations LLC, a limited liability company (the "LLC"), which is responsible for conducting ORS' business operations. The Company manages and controls the LLC and received 90% of the profits and losses from ORS' business. The LLC was funded by contributions effected by the members under a Contribution Agreement dated as of September 15, 1999 (the "Contribution Agreement"). The Company issued
     1.5 million shares of its Common Stock, valued at $3 million on the date of issuance, as its contribution to the LLC. In addition, the Company contributed certain contingent warrants to purchase additional shares of the Company Common Stock to the LLC. Oasis contributed its shares in ORS valued at $2.3 million to the LLC. See Form 8-K filed on October 5, 1999 for greater detail regarding this acquisition. The preliminary purchase price allocation reflects the preliminary estimates of the fair value of the assets acquired and liabilities assumed based on management's review and preliminary third party appraisals. The final purchase price allocation will be determined as additional information becomes available.

(b) On October 14, 1999, the Company acquired iGlobe, Inc. for an aggregate purchase price of $9,943,000 consisting of (i) Series M Convertible Preferred Stock valued at $9,643,000, (ii) direct acquisition costs of approximately $300,000, and (iii) a note payable November 1, 1999 for approximately $1.3 million to the seller for iGlobe's cash flow deficit from August 1, 1999 to the closing date. The acquisition was accounted for using the purchase method of accounting. The preliminary purchase price allocation reflects the preliminary estimates of the fair value of the assets acquired and liabilities assumed based on management's review and preliminary third party appraisals. The inal purchase price allocation will be determined as additional information becomes available.

(c) Issuance of Preferred Stock to Prepay $4 million of $20 million note to EXTL Investors. The Company and EXTL Investors agreed on August 18, 1999 that the Company will issue to EXTL Investors 40 shares of 5% Series J Cumulative Convertible Preferred Stock as prepayment of $4 million of the outstanding $20 million secured note to EXTL Investors. The carrying value of the $4 million portion of the note, net of unamortized discount of $2.1 million, was approximately $1.9 million. The excess of the fair value of the Series J Preferred over the carrying value of the note of $2.1 million will be recorded as a loss on debt extinguishment in October 1999. The $4.0 million prepayment was allocated to reflect a reduction of $649,000 in the current portion of the note with the remainder to reduce long-term maturities. See the Company's 8-K filed on September 3, 1999 for greater detail regarding this transaction.

(d) On September 3, 1999, the Company issued 30 shares of 5% Series K Cumulative Convertible Preferred Stock ("Series K Preferred") in exchange for the share of Series G Cumulative Convertible Redeemable Preferred Stock ("Series G Preferred"). See the Company's 8-K filed on September 3, 1999 for greater detail regarding this transaction.

(e) On October 15, 1999, investors purchased 2,000 shares of Series N Cumulative Convertible Preferred Stock for an aggregate purchase price of $2,000,000.

The following pro forma adjustments to the unaudited pro forma condensed consolidated balance sheet are as if the above transactions occurred as of August 31, 1999:

(1) To reflect the consolidation of the LLC and the related underlying assets and liabilities of ORS.

     ALLOCATION OF ASSETS AND LIABILITIES OF THE LLC:

          Cash                                 3,000
          Accounts receivable                483,000
          Other current assets               192,000
          Property and equipment             671,000
          Intangibles                      1,580,000
          Accounts payable                  (115,000)
          Current liabilities               (546,000)
          Minority Interest               (2,268,000)
                                          -----------
      TOTAL                              $       ___
                                          ===========
                                  eGLOBE, INC.
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)


(2) To reflect the acquisition of iGlobe. The components of the purchase price and its preliminary allocation to the assets and liabilities acquired are as follows:

 COMPONENTS OF PURCHASE PRICE:
    Company's Series M Convertible Preferred Stock                          $   9,643,000
    Direct acquisition costs                                                      300,000
    Note payable to seller of iGlobe                                            1,300,000
                                                                            --------------
 TOTAL PURCHASE PRICE                                                       $  11,243,000

 ALLOCATION OF PURCHASE PRICE:
    Property and equipment                                                      5,577,000
    Other current assets                                                          900,000
    Other assets                                                                1,950,000
    Intangibles                                                                 2,820,000
    Goodwill                                                                    1,496,000
    Current Maturities of Notes Payable                                          (600,000)
    Notes Payable - Long Term                                                    (900,000)
                                                                            --------------
                                                                                      ___
(3)  Adjustments to cash:                                                   ==============
  Proceeds from the sale of preferred stock                                 $   2,000,000
                                                                            ==============

(4)  Adjustments to debt:                                                   Notes payable/
                                                                            current  maturities      Long-term
                                                                            of long-term debt        debt, net

    Prepayment  of secured notes with Series J Preferred
    Stock, net of unamortized discount of $2,120,000 (See Note 6)           $  (649,000)             $(1,231,000)
                                                                            ============             ============

(5)  Adjustment to Redeemable Preferred Stock (See Note 6)

    Exchange of Series G Redeemable Preferred Stock for Series
        K Convertible Preferred Stock                                                                $(3,036,000)
                                                                                                     ============

(6)  Other adjustments to Stockholders' Equity:                           Additional                 Accumulated
                                                                        Paid-in Capital                Deficit
                                                                       -----------------             -------------
    Issuance  of  Series  J  Preferred  Stock                             $  4,000,000               $(2,120,000)
    Issuance of Series K Preferred  Stock (See Note 5)                       3,036,000                         -
    Issuance  of  Series M Preferred  Stock                                  9,643,000                         -
    Issuance  of  Series N Preferred Stock                                   2,000,000                         -
                                                                       -----------------             ------------
                                                                          $ 18,679,000              $(2,120,000)
                                                                       =================             ============

     (c) Exhibits.

     None. The Company's 8-K filed on September 3, 1999 is incorporated by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              eGobe, Inc.

Date:  October 15, 1999                       By: /s/ Graeme S.R. Brown
                                                  ------------------------------
                                                  Graeme S.R. Brown
                                                  Associate General Counsel and
                                                  Assistant Secretary

                                  EXHIBIT INDEX


 Exhibit            Description
--------            ------------

 None. The Company's 8-K filed on September 3, 1999 is incorporated by reference.